UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2019

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 Water Street

Camden, NJ 08102-1658

(Address of principal executive offices, including zip code)

(856) 955-4001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD.

On February 20, 2019, American Water Works Company, Inc. (the “Company”) held its 2018 and fourth quarter 2018 earnings conference call. Due to an unforeseen technical issue that arose at or during the earnings conference call, some members of the public may have experienced difficulty in accessing the entire audio webcast and slide presentation associated with the earnings conference call, each as explained below. For these reasons, pursuant to Regulation FD, the Company is furnishing a transcript of the earnings conference call as Exhibit 99.1 to this Form 8-K and a copy of the slide presentation that was used in conjunction with this earnings conference call as Exhibit 99.2 to this Form 8-K.

The attached information was intended to be made publicly available by means of an audio webcast accessible through the Company’s investor relations website and a slide presentation posted to that website prior to the beginning of the earnings conference call. The slide presentation included non-GAAP financial information, as well as reconciliation information and related disclosures, in accordance with Regulation G, which included certain non-GAAP financial information in the Company’s 2018 Annual Report on Form 10-K and 2018 fourth quarter and year-end earnings press release dated February 19, 2019, each as filed or furnished with the Securities and Exchange Commission on February 19, 2019. By press release issued on February 5, 2019, the Company had announced the date, time and method for public access of the earnings conference call.

The information furnished in response to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits have been furnished herewith:

Exhibit Number	Description

99.1	Transcript of the Company’s Earnings Conference Call held on February 20, 2019.

99.2	American Water Works Company, Inc. 2018 Fourth Quarter and Year-End Earnings Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: February 21, 2019	By:	/s/ LINDA G. SULLIVAN
Linda G. Sullivan
Executive Vice President and Chief Financial Officer